                                                                     Exhibit 4.1

    Number                                                    Shares
  PRU                             [GRAPHIC]

   Common Stock                                             Common Stock
INCORPORATED UNDER THE LAWS OF THE              THIS CERTIFICATE IS TRANSFERABLE
       STATE OF NEW JERSEY                             IN NEW YORK, NEW YORK,
                                                      JERSEY CITY, NEW JERSEY,
                                                     AND CANTON, MASSACHUSETTS
                                                        -------------------
    PAR VALUE OF $.01      Prudential Financial, Inc.    CUSIP 744320 10 2
                                                        -------------------

      This certifies that
                                                             SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS




      is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Prudential Financial, Inc. transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        Witness the facsimile seal of said corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED                                 DATED:
EQUISERVE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR
BY

 /s/ Stephen Cesso          /s/ Susan S. Blount        /s/ Arthur F. Ryan
      AUTHORIZED OFFICER            SECRETARY             CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER


                                    [SEAL]

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                          Prudential Financial, Inc.

The Corporation will furnish without charge to each shareholder who so requests a statement of the designations, relative rights, preferences and limitations of the shares of each class and series of stock of the Corporation authorized to be issued and of the authority of the board of directors of the Corporation to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series of stock of the Corporation. Such request may be made to the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


-------------------------------------------------------------------------------------------------------------------
TEN COM - as tenants in common                UNIF TRAN MIN ACT - ...................Custodian....................
                                                                         (Cust)                     (Minor)

TEN ENT - as tenants by the entireties                           under Uniform Transfers to Minors
                                                                 Act.................
                                                                        (State)
JT TEN  - as joint tenants with right of
          survivorship and not as             UNIF GIFT MIN ACT - ...................Custodian....................
          tenants in common                                              (Cust)                     (Minor)
                                                                  under Uniform Gifts to Minors
                                                                  Act.................
                                                                         (State)

                        Additional abbreviations may also be used though not in the above list.
-------------------------------------------------------------------------------------------------------------------



For value received,........................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------------------------------------------------------------------------------------


_______________________________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_________________________________________________________________________________________Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________________________________________________

_______________________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                                            Dated:_____________________________________________

                                            X
                                            ---------------------------------------------------

                                            X
                                            ---------------------------------------------------
                                            THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                            AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                            MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                            MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Prudential Financial, Inc. and EquiServe Trust Company, N.A., dated as of November 1, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Prudential Financial, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Prudential Financial, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or one of certain transferees thereof, whether currently held by or on behalf of such Person or by any subsequent holder, may be limited as provided in the Rights Agreement.